UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2016

TERADATA CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-33458

Delaware	75-3236470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10000 Innovation Drive
Dayton, Ohio 45342
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (866) 548-8348

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.
On April 25, 2016, Teradata Corporation (“Teradata” or the “Company”) filed a Current Report on Form 8-K/A updating the estimates for the Company’s plan to realign Teradata’s business by reducing its cost structure and focusing on the Company’s core Data and Analytics business. This business transformation includes exiting the Marketing Applications business and rationalizing costs.
On July 1, 2016, pursuant to the Asset Purchase Agreement, dated as of April 22, 2016 (the “Purchase Agreement”), by and between Teradata and TMA Solutions, L.P., a Cayman Islands exempted limited partnership and affiliate of Marlin Equity Partners (“Buyer”), Teradata completed the previously announced sale of Teradata’s marketing applications business (the “TMA Business”) to Buyer. The purchase price received for the TMA Business was approximately $90 million in cash, subject to a post-closing adjustment for working capital, debt and other metrics, which is currently estimated at $92 million. In connection with the closing of the transaction, the parties have entered into a transition services agreement, pursuant to which Teradata will provide certain services to Buyer, including accounting, human resources, order processing and invoicing and information technology services for a service period of up to 15 months after the closing of the transaction. The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 25, 2016.

The Company's pro forma financial information giving effect to the divestiture of the TMA Business is attached as Exhibit 99.1.
Item 9.01        Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The following unaudited pro forma condensed consolidated financial statements are attached as Exhibit 99.1 and are incorporated herein by reference.

•	Unaudited pro forma condensed consolidated statements of (loss) income for the three months ended March 31, 2016 and the year ended December 31, 2015.

•	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2016.

•	Notes to the unaudited pro forma condensed consolidated financial statements.
(d)    Exhibits:
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADATA CORPORATION

Date: July 1, 2016	By:	/s/ Stephen M. Scheppmann
Stephen M. Scheppmann
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated financial information.